                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of earliest event) March 31, 2003
                                                     --------------


                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



     Ohio                                                  0-20100                                34-1686642
----------------------------------------------           ---------------------------          ---------------------------------
(State or other jurisdiction of incorporation)          (Commission File Number)              (IRS Employer Identification No.)


5200 Stoneham Road, North Canton, Ohio                                                             44720
------------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                         (Zip Code)

                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code

ITEM 5.     OTHER EVENTS

DISCONTINUED OPERATIONS

            In December 2002, the Company disposed of all of its properties producing from the New York Medina formation. In applying the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company defined a "component of an entity" as a geographical/geological pool used for depletion purposes. As such, the disposition of all of the wells in the New York Medina formation was classified as a discontinued operation. The loss on the sale of the New York Medina wells and the related results of these properties were reclassified as discontinued operations for all periods presented. See the Company's Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission.

2002 QUARTERLY RESULTS

            The following table sets forth certain information regarding the Company's net oil and natural gas production, margins and expenses for the four quarters of 2002, excluding discontinued operations. However, it does not exclude all properties sold in 2002.

                                            FIRST        SECOND         THIRD        FOURTH         TOTAL
                                         -----------   -----------  ------------   -----------   ------------
                                                                   (DOLLARS IN MILLIONS, EXCEPT AS NOTED)
Production
    Gas (Mmcf)                              4,213         4,069         3,978         3,622        15,882
    Oil (Mbbls)                               148           143           139            92           522
    Total production (Mmcfe)                5,099         4,927         4,811         4,175        19,012

Production expense per Mcfe                 $0.96         $1.03         $1.01         $1.23         $1.05
Production taxes per Mcfe                    0.09          0.10          0.08          0.11          0.09

Exploration expense excluding
    exploratory dry hole expense             $2.1          $2.6          $3.0          $4.0         $11.7
General and administrative expense            1.2           1.2           1.1           1.1           4.6
Gas gathering, marketing and
    oilfield services margin                  1.6           0.9           0.8           0.3           3.6

   Mmcf - Million cubic feet            Mmcfe - Million cubic feet of natural gas equivalent

   Mbbls - Thousand barrels             Mcfe - Thousand cubic feet of natural gas equivalent

NATURAL GAS HEDGE POSITION

            The following tables reflect the natural gas volumes and the weighted average prices under financial hedges (including settled hedges) and fixed price contracts at April 8, 2003:


                            NATURAL GAS SWAPS                     NATURAL GAS COLLARS                       FIXED PRICE CONTRACTS
                   -------------------------------------  ------------------------------------------  -----------------------------
                                              ESTIMATED
                                               WELLHEAD              NYMEX PRICE         ESTIMATED                    ESTIMATED
                               NYMEX PRICE      PRICE                PER MMBTU        WELLHEAD PRICE   ESTIMATED    WELLHEAD PRICE
QUARTER ENDING       BBTU       PER MMBTU      PER MCF     BBTU      FLOOR/CAP (1)     PER MCF (1)       MMCF          PER MCF
-----------------  --------   ------------    ---------   ------- -----------------  ---------------  -----------  ----------------
March 31, 2003       1,800       $ 3.92        $ 4.17      1,240   $ 3.40 - 5.23      $ 3.65 - 5.48         250           $ 3.78
June 30, 2003        2,660         4.21          4.36        480     3.40 - 5.23        3.55 - 5.38         120             3.42
September 30, 2003   1,800         3.92          4.07      1,290     3.40 - 5.23        3.55 - 5.38          70             2.85
December 31, 2003    1,800         3.92          4.14      1,290     3.40 - 5.23        3.62 - 5.45          60             2.56
                   --------     --------      --------    -------  --------------    ---------------     -------        ---------
                     8,060       $ 4.01        $ 4.20      4,300   $ 3.40 - 5.23      $ 3.59 - 5.42         500           $ 3.42
                   ========     ========      ========    =======  ==============    ===============     =======        =========
March 31, 2004       2,040       $ 3.84        $ 4.09      1,080   $ 4.00 - 5.80      $ 4.25 - 6.05          55           $ 2.60
June 30, 2004        2,040         3.84          3.99      1,080     4.00 - 5.80        4.15 - 5.95          55             2.60
September 30, 2004   2,040         3.84          3.99      1,080     4.00 - 5.80        4.15 - 5.95          55             2.60
December 31, 2004    2,040         3.84          4.06      1,080     4.00 - 5.80        4.22 - 6.02          55             2.60
                   --------     --------      --------    -------  --------------    ---------------     -------        ---------
                     8,160       $ 3.84        $ 4.03      4,320   $ 4.00 - 5.80      $ 4.19 - 5.99         220           $ 2.60
                   ========     ========      ========    =======  ==============    ===============     =======        =========

March 31, 2005       1,500       $ 3.84        $ 4.09      1,500   $ 4.00 - 5.37      $ 4.25 - 5.62          50           $ 2.60
June 30, 2005        1,500         3.73          3.88      1,500     4.00 - 5.37        4.15 - 5.52          50             2.60
September 30, 2005   1,500         3.73          3.88      1,500     4.00 - 5.37        4.15 - 5.52          50             2.60
December 31, 2005    1,500         3.73          3.95      1,500     4.00 - 5.37        4.22 - 5.59          50             2.60
                   --------     --------      --------    -------  --------------    ---------------     -------        ---------
                     6,000       $ 3.76        $ 3.95      6,000   $ 4.00 - 5.37      $ 4.19 - 5.56         200           $ 2.60
                   ========     ========      ========    =======  ==============    ===============     =======        =========

         Mcf - THOUSAND CUBIC FEET       Mmbtu - MILLION BRITISH THERMAL UNITS
         Mmcf - MILLION CUBIC FEET       Bbtu - BILLION BRITISH THERMAL UNITS

(1) The NYMEX price per Mmbtu floor/cap and the estimated wellhead price per Mcf for the natural gas collars in 2004 assume the monthly NYMEX settles at $3.00 per Mmbtu or higher. If the monthly NYMEX settles at less than $3.00 per Mmbtu then the NYMEX price per Mmbtu will be the NYMEX settle plus $1.00 and the estimated wellhead price per Mcf will be the NYMEX settle plus $1.15 to $1.25. The NYMEX price per Mmbtu floor/cap and the estimated wellhead price per Mcf for the natural gas collars in 2005 assume the monthly NYMEX settles at $3.10 per Mmbtu or higher. If the monthly NYMEX settles at less than $3.10 per Mmbtu then the NYMEX price per Mmbtu will be the NYMEX settle plus $0.90 and the estimated wellhead price per Mcf will be the NYMEX settle plus $1.05 to $1.15.

            In March 2003, the Company entered into a costless collar for 4,320 Bbtu of its natural gas production in 2004 with a ceiling price of $5.80 per Mmbtu and a floor price of $4.00 per Mmbtu. The Company also sold a floor at $3.00 per Mmbtu on this volume of gas. This aggregate structure has the effect of: 1) setting a maximum price of $5.80 per Mmbtu; 2) floating at prices from $4.00 to $5.80 per Mmbtu; 3) locking in a price of $4.00 per Mmbtu if prices are between $3.00 and $4.00 per Mmbtu; and 4) receiving a price of $1.00 per Mmbtu above the price if the price is $3.00 or less. All prices are based on monthly NYMEX settle.

            In April 2003, the Company entered into a costless collar for 6,000 Bbtu of its natural gas production in 2005 with a ceiling price of $5.37 per Mmbtu and a floor price of $4.00 per Mmbtu. The Company also sold a floor at $3.10 per Mmbtu on this volume of gas. This aggregate structure has the effect of: 1) setting a maximum price of $5.37 per Mmbtu; 2) floating at prices from $4.00 to $5.37 per Mmbtu; 3) locking in a price of $4.00 per Mmbtu if prices are between $3.10 and $4.00 per Mmbtu; and 4) receiving a price of $0.90 per Mmbtu above the price if the price is $3.10 or less. All prices are based on monthly NYMEX settle.

ITEM 9.     REGULATION FD DISCLOSURE

            Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

            The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

            The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

OPERATIONAL OUTLOOK FOR 2003

            The Company's operational outlook for 2003 is based on its current productive wells and its low risk drilling plans for the remainder of 2003. Due to the uncertainty associated with exploratory drilling, acquisitions and dispositions, the Company does not include any projection of these activities in this 2003 outlook. Accordingly, actual results in 2003 may differ significantly from the outlook provided.

            The following table includes estimates given as of March 31, 2003, that are based on current expectations and currently available information. These forward-looking statements are subject to a number of risks and uncertainties which may cause the Company's actual results to differ materially from the following estimates. The preceding sections address certain of the risks and uncertainties to which the Company is subject.

                                                        QUARTER ENDING                  YEAR ENDING
                                                        MARCH 31, 2003                DECEMBER 31, 2003
                                                    -----------------------        -----------------------
                                                    (UNAUDITED, DOLLARS IN MILLIONS, EXCEPT AS NOTED)
Production
    Gas (Mmcf)                                       3,330 - 3,480                       14,400 - 14,900
    Oil (Mbbls)                                         93 - 99                             374 - 394
    Total production (Mmcfe)                         3,888 - 4,074                       16,644 - 17,264

Production expense per Mcfe                         $  1.10 - 1.13                      $    1.04 - 1.09
Production taxes per Mcfe                              0.15 - 0.18                           0.13 - 0.15

Exploration expense excluding
    exploratory dry hole expense                    $    2.1 - 2.6                      $      7.0 - 8.0
General and administrative expense                       1.0 - 1.1                             4.2 - 4.6
Gas gathering, marketing and
    oilfield services margin                             0.5 - 0.7                             2.2 - 2.5

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 10, 2003          BELDEN & BLAKE CORPORATION
      -------------------
                                      (Registrant)


                                      By:  /s/ Robert W. Peshek
                                           ------------------------------------
                                           Robert W. Peshek, Vice President
                                           and Chief Financial Officer